                        DUALSTAR TECHNOLOGIES CORPORATION


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


                                                     November 8, 2000


DSTR Warrant Co., LLC
450 Park Avenue, 28th Floor
New York, New York 10022

Technology Investors Group, L.L.C.
25 Coligni Avenue
New Rochelle, New York  10801

Gentlemen:

         DualStar Technologies Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to Madeleine, L.L.C. ("Madeleine"), and Madeleine proposes to purchase and accept from the Company, upon the terms set forth in the Securities Purchase Agreement of even date herewith (the "Purchase Agreement"), an amended and restated promissory note (the "Note") in an aggregate principal amount of up to $20,000,000 (subject to the satisfaction of the terms and conditions set forth in the Purchase Agreement), and in connection therewith, Madeleine's affiliate DSTR Warrant Co., LLC (the "Investor") will receive certain Class E Warrants of the Company (the "Warrants") which are exercisable for shares of Common Stock, par value $.01 per share (the "Warrant Shares"), at the option of the Investor at any time following the date of original issuance of the Warrants at the exercise price set forth in the Warrants, as adjusted from time to time pursuant to the terms and conditions of the Warrants. In addition, it is contemplated that, pursuant to a Strategic Alliance Agreement or otherwise, the Investor and/or its affiliates may receive additional shares of Common Stock, par value $.01 per share (or warrants or other rights exercisable for or convertible into additional shares of such Common Stock) in exchange for granting certain access rights to the Company or its affiliates (the "Access Rights Shares" and, together with the Warrants and the Warrant Shares, the "Securities"). In addition, Technology Investor Group, Inc. ("TIG") holds certain shares of Common Stock of the Company and may also acquire Warrant Shares from the Company (collectively, "TIG Shares"). As an inducement to the Investor and TIG to consummate the transactions contemplated by the Securities Purchase Agreement, the Company agrees with the Investor and TIG, as follows:

         1. Resale Shelf Registration. (a) The Company shall, at its cost, use its reasonable best efforts to file as promptly as is reasonably practicable after the Company meets the prerequisites to utilize a Form S-3 under the Securities Act of 1933, as amended (the "Act"), with the Securities and Exchange Commission (the "Commission") and thereafter shall use its reasonable best efforts to cause to be declared effective a registration statement (the "Resale Shelf Registration Statement") on a Form S-3 relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 9) by the Investor or its transferees (or in the case of Access Rights Shares, its affiliates) or TIG from time to time in accordance with the methods of distribution set forth in the Resale Shelf Registration Statement and Rule 415 under the Act (hereinafter, the "Resale Shelf Registration").

         (b) The Company shall use its reasonable best efforts to keep the Resale Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Investor or its transferees (or, in the case of Access Rights Shares, its affiliates) or TIG for a period of two years from the date of its effectiveness or such shorter period that will terminate when all the Warrant Shares, Access Rights Shares and TIG Shares covered by the Resale Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer Transfer Restricted Securities (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its reasonable best efforts to keep the Resale Shelf Registration Statement effective during the requisite period if it voluntarily takes any action (except in connection with a Blackout Period) that would result in the Investor or its transferees (or, in the case of Access Rights Shares, its affiliates) or TIG holding Warrant Shares, Access Rights Shares or TIG Shares covered thereby not being able to offer and sell such shares during that period, unless such action is required by applicable law.

         (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Resale Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Resale Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) Each of the Investor and TIG agrees that if it wishes to sell its Warrant Shares, or to permit a transferee or affiliate to sell its Warrant Shares or its Access Rights Shares (as the case may be), pursuant to a Resale Shelf Registration Statement and related prospectus, such sales will be made in accordance with this Section 1(d). The person wishing to sell Warrant Shares or Access Rights Shares or TIG Shares pursuant to a Resale Shelf Registration Statement and related prospectus agrees to complete and return a customary Notice and Questionnaire in such reasonable form as may be delivered by the Company to the Investor or TIG prior to any intended distribution of Warrant Shares, Access Rights Shares or TIG Shares under the Resale

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Shelf Registration Statement. From and after the date the Resale Shelf
Registration Statement is declared effective, the Company shall, as promptly as is reasonably practicable after the date a Notice and Questionnaire is returned by a selling person, and in any event within fifteen (15) business days after such date, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the person delivering such Notice and Questionnaire is named as a selling securityholder in the Resale Shelf Registration Statement and the related prospectus in such a manner as to permit such person to deliver such prospectus to purchasers of the Warrant Shares, Access Rights Shares or TIG Shares in accordance with applicable law and, if the Company shall file a post-effective amendment to the Resale Shelf Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Act as promptly as is practicable, but in any event by the date that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such selling person copies of any documents filed pursuant to Section 1(d)(i); and (iii) notify the such selling person as promptly as is reasonably practicable after the effectiveness under the Act of any post- effective amendment filed pursuant to Section 1(d)(i); provided, that if such Notice and Questionnaire is delivered during a period in which the use of the prospectus is suspended pursuant to Section 3(e) or during a Blackout Period (as defined in Section 9), the Company shall so inform the person delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and
(iii) above upon expiration of the suspension period or Blackout Period. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any person if such person has not supplied the requisite information required by Section 1(d) as a selling securityholder in any Registration Statement or related prospectus; provided, however, that if such person has subsequently supplied the requisite information required by this
Section 1(d) pursuant to the provisions of this Section (whether or not the Investor or TIG has supplied the requisite information required by this Section 1(d) at the time the Resale Shelf Registration Statement was declared effective) such person will be named as a selling securityholder in the Resale Shelf Registration Statement or related prospectus in accordance with the requirements of this Section 1(d).

         2. Demand and Piggyback Registration.

         (a) Subject to Section 2(b), the Investor may, at any time, make a written request (the "Demand Notice") for registration under the Act (a "Demand Registration") of Warrant Shares or Access Rights Shares (such securities are sometimes herein referred to as "Demand Securities"), subject to Blackout Periods of up to 90 days in any period of twelve consecutive months. The Demand Notice will specify the number of Demand Securities proposed to be sold by the Investor and will also specify the intended method or methods of disposition thereof. Following receipt of a Demand Notice, the Company will, as promptly as is reasonably practicable, file a registration statement, and the related prospectus (the "Demand Registration Statement" and, together with the Shelf Registration Statement, the "Registration Statement") on any appropriate

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form which will cover the Demand Securities that the Company has been so requested to register by the Investor and use its reasonable efforts to cause such Registration Statement to become effective.

         (b) The Company will not be required to effect more than two such Demand Registrations from the Investor. However, (i) the Investor may make an unlimited number of Demand Registrations for offerings registered on Form S-3, subject to Blackout Periods of up to 90 days in any period of twelve consecutive months; and (ii) the Investor will have unlimited piggyback registration rights in all (x) primary offerings of securities, and (y) secondary offerings of securities; provided, however, that in each primary or secondary offering, underwriting cutbacks shall be borne ratably by all stockholders requesting piggyback registration, in proportion to the respective amounts each has requested to register. The Company will not grant to future investors registration rights that are superior to or limit the Investor's registration rights granted herein.

         A registration requested pursuant to this Section 2(b) will not be deemed to have been effected (and it will not count as one of the Demand Registrations) unless the Demand Registration Statement relating thereto has become effective under the Act and the Investor (together with its transferees or affiliates, as applicable) has been offered the reasonable opportunity to sell its Demand Securities under the Demand Registration Statement; provided, however, that if, after such Demand Registration Statement has become effective, the offering of the Demand Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected.

         (c) If the offering of Demand Securities pursuant to such registration will be in the form of an underwritten offering, and if the managing underwriter or underwriters of such offering advise the Company and the Investor that in their view the number of Demand Securities requested to be included in such offering may materially and adversely affect the success of such offering, the Company will include in such registration the aggregate number of Demand Securities which in the view of such managing underwriter or underwriters can be sold without any such material adverse effect. If any Demand Securities are required to be excluded pursuant to this Section 2, the number of Demand Securities to be included in such registration will be reduced to the extent necessary to reduce the total number of Demand Securities to be included in the offering to the number recommended by such managing underwriter or underwriters.

         3. Registration Procedures. With respect to a Resale Shelf Registration or to a Demand Registration, as applicable, the Company will, subject to Sections 1 and 2, as promptly as is reasonably practicable:

         (a) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the period described in Section 1(b) for Resale Shelf Registration or for Demand Registration for a period of not less than 160 days (or such shorter period which will terminate when all Demand Securities covered by a Demand

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Registration Statement have been sold or withdrawn, but not prior to the expiration of the forty-day period referred to in Section 4(3) of the Act and Rule 174 thereunder, if applicable); cause the prospectus to be supplemented by any required prospectus supplement; and cause such supplement to be filed pursuant to the Act and any regulations promulgated thereunder;

         (b) furnish to the Investor, TIG and the underwriter or underwriters, if any, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including the preliminary prospectus) and any amendments or supplements thereto, and any document incorporated by reference therein, as the Investor, TIG or underwriter may reasonably request in order to facilitate the disposition of the Warrant Shares, Access Rights Shares and/or TIG Shares being sold thereunder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by the Investor covered by the Registration Statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Warrant Shares, Access Rights Shares and/or TIG Shares, covered by the prospectus or any amendment or supplement thereto);

         (c) notify the Investor (and its transferees or affiliates, to the extent they have included shares in a Registration Statement), and TIG, at any time when a prospectus relating thereto is required to be delivered under the Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to be stated therein in order to make the statements, in light of the circumstances under which they were made, not misleading and, as promptly as is reasonably practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, Access Rights Shares and/or TIG Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading;

         (d) make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act and the regulations promulgated thereunder after the end of the twelve-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said twelve-month period; and

         (e) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement.

         (f) The Investor and TIG, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c), will forthwith discontinue (and, if applicable, cause its transferees or affiliates to discontinue) disposition of the Warrant Shares, Access Rights Shares and/or TIG Shares until its receipt of the copies of the supplemented or amended prospectus contemplated by

Section 3(c) or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are included or incorporated by reference in the prospectus, and, if so directed by the Company, such holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Warrant Shares, Access Rights Shares and/or TIG Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in Section 3(a) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Investor shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(c) or the Advice.

         4. Restrictions on Sale. The Investor and TIG, if requested by the managing underwriter or underwriters of any underwritten registration hereunder, agrees not to effect any sale or distribution of the Note, the Warrants or the Warrant Shares under the Act during the five (5) business days prior to and during the 90 day period beginning on the effective date of such registration (except as part of such registration); provided, that the foregoing restrictions shall apply only if all executive officers, directors and beneficial owners of more than 5% of the Common Stock outstanding (on a fully-diluted basis) shall agree to equivalent or more onerous restrictions; provided, further, that the managing underwriters shall agree not to waive such restrictions in favor of any other holder of Common Stock without giving the Investor (and its transferees, it applicable) the opportunity to have such restrictions waived in respect of a proportionate amount of its (or their) Warrant Shares.

         5. Registration Expenses. The Company will bear all of the costs and expenses of each registration hereunder, including the fees and expenses of counsel and accountants for the Company, and all other costs and expenses of the Company incident to the preparation, printing and filing under the Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of the prospectus included therein, the costs and expenses incurred by the Company in connection with the qualification of the Warrant Shares or Access Rights Shares under the state securities or "blue-sky" laws of various jurisdictions and the fees and expenses of a single counsel for the holders of the Warrant Shares or Access Rights Shares; provided, that the Company will not bear costs and expenses of any holders of Securities for underwriters' commissions, brokerage fees, transfer taxes, transaction fees, or the fees and expenses of accountants or other representatives retained by any holder.

         6. Indemnification.

         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Investor and any affiliate or transferee thereof holding the Warrant Shares or Access Rights Shares, TIG, their respective officers and directors and each person who controls any of them within the meaning of either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue

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statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission or alleged omission to state a material fact in order to make the statements (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to the Investor or TIG, as the case may be, furnished in writing to the Company by or on behalf of the Investor or TIG, as the case may be, for use therein or by the Investor's or TIG's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished the Investor with a sufficient number of copies of the same.

         (b) Indemnification by the Investor and TIG. In connection with any Registration Statement in which the Investor or TIG is participating, the Investor or TIG, as the case may be, will furnish to the Company in writing such information with respect to the Investor or TIG, as the case may be, as the Company reasonably requests for use in connection with any Registration Statement or prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of either the Act or the Exchange Act) against any losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact in order to make the statements in the Registration Statement or prospectus or preliminary prospectus (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent that such untrue statement or omission is contained in any information or affidavit with respect to the Investor or TIG so furnished in writing by or on behalf of such person for inclusion in any prospectus or Registration Statement. The Company will be entitled to receive indemnification in customary form from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such persons so furnished in writing by such persons specifically for inclusion in any prospectus or Registration Statement.

         (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party except if and to the extent that such failure materially prejudiced the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and after notice from the indemnifying party to such

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indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent; provided, however, that such consent will not be unreasonably withheld.

         (d) Contribution. If for any reason the indemnification provided for in Sections 6(a) and 6(b), respectively, is unavailable to an indemnified party, then the indemnifying party will contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable consideration. The relative fault of such indemnifying party and indemnified parties will be determined by reference to, among other things, whether any action in question, including any untrue and alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above will be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given without the written agreement thereto by the parties hereto.

         8. Termination. This Agreement will continue in full force and effect until there are no Transfer Restricted Securities outstanding.


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         9. Miscellaneous.

         (a) Certain Definitions.

         "Blackout Period" means a period of time in which the Company is in possession of material non-public information which, in its exercise of reasonable judgment, the Company deems advisable not to disclose publicly; provided, however, that any such Blackout Periods shall not exceed in the aggregate 90 days in any consecutive 360 day period.

         "Transfer Restricted Securities" means each Conversion Share, Access Rights Share or TIG Share until (i) the date on which such share has been effectively registered under the Act and disposed of in accordance with a Registration Statement or (ii) the date on which such share is distributed to the public pursuant to Rule 144 under the Act or is sold pursuant to Rule 144(k) under the Act.

         (b) Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York.

         (c) Captions. The Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         (d) Publicity. None of the parties hereto will issue any press release or make any other public statement, in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other parties to the contents and the manner of presentation and publication thereof, except such reports or other notices that the party issuing or making same has been advised by counsel are required pursuant to applicable law or regulation.

         (e) Notices. All notices and other communications provided for or permitted hereunder will be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

             (1)      if to the Company:

                      DualStar Technologies Corporation
                      One Park Avenue
                      New York, NY 10016
                      Fax No.:
                      Attention:

with a copy to:

                      Andrews & Kurth L.L.P.
                      805 Third Avenue, 7th Floor
                      New York, NY 10022

                      Fax No.:      (212) 850-2929
                      Attention:    Paul Silverstein

             (2)      if to the Investor:

                      DSTR Warrant Co., LLC
                      450 Park Avenue, 28th Floor
                      New York, New York  10022
                      Fax No.:      212-758-5305
                      Attention:    Mark Neporent

with a copy to:

                      Schulte Roth & Zabel LLP
                      900 Third Avenue
                      New York, New York  10022
                      Fax No.:      212-593-5955
                      Attention:    Stuart D. Freedman, Esq.

             (3)      if to TIG:

                      Technology Investors Group, L.L.C.
                      25 Coligni Avenue
                      New Rochelle, New York  10801
                      Fax No.:      914-235-8849
                      Attention:    [NAME]

with a copy to:

                      [NAME]

         All such notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

         (f) Parties in Interest. This Agreement will not be assignable or transferable by any of the parties hereto, except that the rights of the Investor hereunder may be transferred to any person in connection with the sale, assignment or other transfer of any of its Securities in a private transaction.

         (g) Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together will constitute one instrument.

         (h) Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This

Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its officer thereunto duly authorized as of the day and year first above written.


                                           DUALSTAR TECHNOLOGIES CORPORATION


                                           By:
                                               --------------------------------
                                               Name:
                                               Title:


                                           DSTR WARRANT CO., LLC


                                           By:
                                               --------------------------------
                                               Name:
                                               Title:


                                           TECHONOLOGY INVESTOR GROUP, INC.


                                           By:
                                               --------------------------------
                                               Name:
                                               Title:




                                     - 12 -